SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2000

AVERT, INC.
(Exact name of registrant as specified in its charter)

Colorado
(State of other jurisdiction of incorporation)

0-239052
(Commission File Number)

84-1028716
(I.R.S. Employer Identification No.)

301 Remington, Fort Collins, Colorado        80524
(Address of principal executive offices)     Zip Code

     Registrant's telephone number, including area code: 970-484-7722

301 Remington Fort Collins, CO 80524
(Former name of former address, if changed since last report

Item 5. Other Events

a) Avert, Inc. Announced 3rd Quarter and 9 Month Results.

Item 7. Financial Statements and Exhibits

c) Exhibits           26           Press release dated October 18, 2000

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVERT, INC.

By	/s/ Dean A. Suposs ______________________________ Dean A. Suposs President

Dated: October 18, 2000

EXHIBIT INDEX

Exhibit No.                        Exhibit Description                        Page

              26                            Press Release, dated                    5
                                                 October 18, 2000